POWERSHARES EXCHANGE-TRADED FUND TRUST

SUPPLEMENT DATED NOVEMBER 12, 2010 TO THE PROSPECTUS DATED AUGUST 31, 2010 (THE "PROSPECTUS") OF:

PowerShares Dynamic Basic Materials Sector Portfolio
PowerShares Dynamic Consumer Discretionary Sector Portfolio
PowerShares Dynamic Consumer Staples Sector Portfolio
PowerShares Dynamic Energy Sector Portfolio
PowerShares Dynamic Financial Sector Portfolio
PowerShares Dynamic Healthcare Sector Portfolio
PowerShares Dynamic Industrials Sector Portfolio
PowerShares Dynamic Technology Sector Portfolio
PowerShares Dynamic Telecommunications & Wireless Portfolio
PowerShares Dynamic Utilities Portfolio
PowerShares NASDAQ Internet Portfolio

Important Notice Regarding Change in Underlying Intellidex Construction for the PowerShares Dynamic Utilities Portfolio (the "Fund")

NYSE Arca, Inc., the Underlying Intellidex provider, has announced that effective December 1, 2010 it will amend the index methodology for the Dynamic Utilities IntellidexSM Index, the Fund's Underlying Intellidex, to increase the number of common stocks of U.S. utilities companies in the Underlying Intellidex from 30 to 60 and to include common stocks of U.S. utilities companies that provide telecommunications services.

Accordingly, effective December 1, 2010, the first paragraph of the section in the Prospectus titled "PowerShares Dynamic Utilities Portfolio—Summary Information—Principal Investment Strategies" is hereby deleted and replaced with the following:

The Fund will normally invest at least 80% of its total assets in common stocks of utilities companies. In pursuit of its investment objective, the Fund will normally invest at least 90% of its total assets in common stocks that comprise the Underlying Intellidex. As of December 1, 2010, the Underlying Intellidex will be comprised of stocks of 60 U.S. utilities companies. These companies are principally engaged in providing either energy, water, natural gas or telecommunications services. These companies may include companies that generate and supply electricity, including electricity wholesalers; distribute natural gas to customers; provide water to customers, as well as deal with associated wastewater; and provide land line or wireless telephone services. Stocks are selected principally on the basis of their capital appreciation potential as identified by NYSE Arca (the "Intellidex Provider") pursuant to a proprietary Intellidex methodology. As of December 1, 2010, the Underlying Intellidex is expected to include companies with a market capitalization range of between approximately $415.3 million and $167.1 billion.

Effective December 1, 2010, the section in the Prospectus titled "PowerShares Dynamic Utilities Portfolio—Summary Information—Principal Risks of Investing in the Fund—Utilities Sector Risk" is hereby deleted and replaced with the following:

Utilities Sector Risk. Issuers in the utility sector are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction and improvement programs; difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets; governmental regulation of rates charged to customers; costs associated with compliance with and changes in environmental and other regulations; effects of economic slowdowns and surplus capacity; increased competition from other providers of utility services; inexperience with and potential losses resulting from a developing deregulatory environment; costs associated with the reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale, and the effects of energy conservation policies; effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes; technological innovations that may render existing plants, equipment or products obsolete; difficulty in obtaining regulatory approval of new technologies; lack of compatibility of telecommunications equipment; and potential impact of terrorist activities on the utility industry and its customers and the impact of natural or man-made disasters. Issuers in the utilities sector also may be subject to regulation by various governmental authorities and may be affected by the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.

Effective December 1, 2010, the section in the Prospectus titled "Additional Information About the Funds' Summaries and Risks—Principal Investment Strategies—Dynamic Utilities IntellidexSM Index" is hereby deleted and replaced with the following:

Dynamic Utilities IntellidexSM Index

The Underlying Intellidex for the PowerShares Dynamic Utilities Portfolio is comprised of stocks of 60 U.S. utilities companies. These companies are principally engaged in providing either energy, water, natural gas or telecommunications utilities. Utilities stocks are selected from the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE Amex and the NASDAQ and are ranked for investment potential using a proprietary NYSE Arca Intellidex model. The universe of companies in the Underlying Intellidex is defined by NYSE Arca using research provided by Revere Data, LLC to help NYSE Arca identify those companies that have significant operations in that industry group (the "Utilities Industry Group Universe"). Stocks within the Utilities Industry Group Universe are further divided into two market capitalization groupings: larger and smaller, creating two sub-groups ("Sub-Groups"). Stocks in the Utilities Industry Group Universe are split into quintiles based on market capitalization. Larger stocks are defined by inclusion in the top quintile and smaller are the bottom four quintiles. Within the Utilities Industry Group

Universe, a defined number of the top-ranked larger and smaller stocks are selected for inclusion in the Underlying Intellidex. Selected stocks are equally weighted within their Sub-Groups. Stocks are selected from the Utilities Industry Group Universe as follows:

(a)  The Underlying Intellidex includes 60 stocks that are selected from the Utilities Industry Group Universe based on their Model Score as follows:

(i)  16 of the top-ranked relatively larger stocks are selected and collectively receive 40% of the total Underlying Intellidex weight (each larger stock receives on average 2.5%). The 16 component stocks selected are the components with the best Model Score in the Sub-Group.

(ii)  44 of the top-ranked relatively smaller stocks are selected and collectively receive 60% of the total Underlying Intellidex weight (each smaller stock receives on average 1.36%). The 44 component stocks selected are the components with the best Model Score in that Sub-Group.

(b)  In the event that the Utilities Industry Group Universe consists of less than 90 stocks at the time of a quarterly review, the 60 component stocks with the best Model Score in the Utilities Industry Group Universe are selected, and the weighting for the 60 selected stocks is determined as follows:

(i)  The 16 largest stocks by market capitalization are selected and collectively receive 40% of the total Underlying Intellidex weight (each of the 16 largest stocks receives on average 2.5%).

(ii)  The other 44 of the selected stocks collectively receive 60% of the total Underlying Intellidex weight (each of the 44 smaller stocks receives on average 1.36%).

Please Retain This Supplement For Future Reference.

P-PS-STK-3 11/12/10